Other Assets	12 Months Ended
Dec. 31, 2023
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other Assets
9.	OTHER ASSETS

	As of December 31,
	2022	2023	2023
	RMB	RMB	US$
	(In millions)
Contract assets, net (i)	3,114	3,085	435
VAT prepayments	1,818	1,738	245
Inventories	1,227	1,396	197
Receivables from online payment agencies	856	1,263	178
Advances to suppliers	769	871	123
Licensed copyrights (Note 6)	746	582	82
Prepaid expenses	582	728	103
Deposits	379	386	54
Others (ii)	869	2,530	355

Total other current assets	10,360	12,579	1,772

Long-term prepaid expenses	16,257	16,536	2,329
Long-term restricted cash (iii)	750	840	118
Others	2,089	1,588	224

Total other non-current assets	19,096	18,964	2,671

(i)
The allowance for credit losses on contract assets was RMB285 million and RMB168 million (US$24 million) as of December 31, 2022 and 2023, respectively. Expenses of RMB58 million, RMB200 million and a net reversal of RMB117 million (US$16 million) were recognized for credit losses on contract assets for the years ended December 31, 2021, 2022 and 2023, respectively. No write-offs were charged against the allowance for the years ended December 31, 2021, 2022 and 2023, respectively.

(ii)
The balance as of December 31, 2023 includes a non-trade loan and interest receivables due from PAG with the principal of US$200 million (equivalent to RMB1.4 billion) and interest rate of 6%, which will due on July 1, 2024 if iQIYI requires repayment, or otherwise will due on the date which PAG and its affiliates cease to hold any portion of the iQIYI PAG
Convertible
Notes. PAG released certain collateral secured by iQIYI under the iQIYI PAG
Convertible
Notes (Note 15) and pledged to iQIYI a portion of the iQIYI PAG
Convertible
Notes, each in an amount equivalent to the amount of this non-trade loan.

(iii)	Long-term restricted cash represents collateral to repayments of the iQIYI PAG Convertible Notes (Note 15).